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                                                                   EXHIBIT 10.28

                             SECURED PROMISSORY NOTE

U.S. $100,000                                          San Francisco, California

                                January 18, 2000

        FOR VALUE RECEIVED, the undersigned, Mark Rubash an individual residing in California (the "Borrower"), hereby promises to pay to the order of Critical Path, Inc., a California corporation with mailing address at 320 First Street, San Francisco, CA 94105, or its successors or assigns (the "Lender"), the principal sum of One Hundred Thousand Dollars ($100,000) together with simple interest thereon at the rate of six and eight tenths percent (6.8%) per annum from the date hereof, in such coin or currency of the United States of America as at the time of payment shall be legal tender. Notwithstanding the foregoing, interest will accrue and be payable at a per annum rate equal to the lesser of
(i) the aforementioned rate of interest plus three percent (3%) or (ii) the maximum interest rate allowed by law, on all past-due principal from the due dates thereof until the obligations of the undersigned with respect to the payment hereof shall have been discharged in full.

        Principal and interest shall be payable hereunder as follows:

        (i) On the earlier of January 18, 2005 or thirty (30) days following termination of the Borrower's employment with the Lender, the undersigned shall pay the Lender the entire outstanding principal amount hereof, together with all accrued and unpaid interest hereon.

        (ii) Notwithstanding the foregoing, so long as there is then no uncured default hereunder and no Maturity Event (as hereinafter defined) has occurred, the original principal amount hereof and all of the then outstanding interest shall be forgiven on a yearly basis, over a two year period beginning the date hereof, as a portion of the Borrower's bonus described in the offer letter dated January 18, 2000 from Lender to Borrower attached hereto as Exhibit A and the undersigned shall be released and relieved from the obligation to repay such amount of reduction to the holder hereof accordingly.

        All payments made pursuant hereto, regardless of when made, shall be first applied to reduce accrued and unpaid interest on the past-due principal hereof, and any remaining portion of such payments shall then be applied to reduce the principal hereof. All payments hereunder shall be tendered at the aforementioned address of the Lender to the attention of the President or at such other place as the holder hereof may designate in writing from time to time. This Note may be prepaid in whole or in any part without premium or penalty. All payments made hereunder shall be made by the undersigned free and clear of, and without deduction for, any and all present and future taxes, levies, charges, deductions and withholdings. The undersigned shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, performance and enforcement of this Note.


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        In the event that (a) the undersigned fails to pay when due the principal hereof or interest hereon as hereinabove provided and such failure has not been remedied within five (5) days after Lender shall have given the undersigned notice thereof, or (b) the undersigned shall fail to pay, perform or otherwise satisfy when due any other obligation or liability to the Lender under any document or instrument now or hereafter given as security for the payment of this Note and such failure has not been remedied within five (5) days after the Lender shall have given the undersigned notice thereof, or (c) the employment of the undersigned with the Lender shall terminate or cease for any reason, whether voluntarily or involuntarily and whether with cause or without cause, or (d) there shall be filed any petition or there shall be taken any action by or against undersigned under the provisions of any bankruptcy, insolvency or similar law affecting creditors' rights generally, or (e) the undersigned shall make an assignment for the benefit of his creditors, or (f) a court or other competent authority shall appoint (or the undersigned shall consent to the appointment of) a custodian, receiver, trustee or other person with similar powers to take control of the undersigned or any material part of his respective property or assets, then, in any such event (each a "Maturity Event"), at the option of the holder of this Note, the entire principal amount then outstanding hereunder and all accrued and unpaid interest hereon shall become immediately due and payable.

        The indebtedness evidenced by this Note and the obligations created hereby will be secured by shares of the Lender's common stock purchased pursuant to the undersigned's option to purchase 475,000 shares of the Lender's common stock; provided that the value of the shares used to secure the obligations created hereby shall not exceed the amount outstanding under this Note.

        The undersigned hereby makes the following representations and warranties to the Lender and acknowledges that the Lender is relying on such representations in making the loan:

        (i) Borrower shall have good and marketable title to the shares of common stock issuable upon exercise of the option free and clear of any security interests, liens or encumbrances.

        (ii) There are no actions, proceedings, claims or disputes pending or, to the undersigned's knowledge, threatened against or affecting the undersigned.

         This Note may be amended or modified, and provisions hereof may be waived, only by a written agreement executed by the undersigned and the holder hereof. No delay or omission by the holder hereof in exercising any of its rights, remedies, powers or privileges hereunder or at law or in equity and no course of dealing between the holder hereof and the undersigned or any other person shall be deemed a waiver by the holder of any such rights, remedies, powers or privileges, even if such delay or omission is continuous or repeated, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise thereof by the holder hereof or the exercise of any other right, remedy, power or privilege by the holder hereof. Should this instrument or any part of the indebtedness hereby be collected by law or through an attorney-at-law, the holder hereof shall, if permitted by applicable law, be entitled to collect from the undersigned reasonable attorneys' fees and all other costs of collection. The undersigned hereby waives presentment, demand, protest and notice of any kind, including notice of presentment, demand, protest, dishonor and non-payment. This Note shall be binding upon the undersigned and his respective heirs, legal


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representatives, successors and assigns. The rights and remedies of the holder hereof described herein and in any documents or instruments delivered as security for the performance of the undersigned's obligations hereunder shall be cumulative and not restrictive of any other rights or remedies available under any other instrument, at law or in equity. This Note and the obligations created hereby are not assignable by the undersigned.

        In the event that the holder hereof, in enforcing its rights hereunder, determines that the charges and fees incurred in connection with this Note may under applicable law cause the interest rate to exceed the maximum rate allowed by law, then such interest shall be calculated and any excess over the maximum permitted by said law shall be credited to the then outstanding principal amount hereof to reduce said balance by the amount of any such excess. It is the intent of the parties hereto that under no circumstance shall the undersigned be required to pay, nor shall the holder be entitled to collect, any interest which exceeds the maximum rate permitted under applicable laws relative to usury.

        The validity, construction, effect, performance and enforcement of this Note shall be governed in all respects by the laws of the State of California. Every provision of this Note is intended to be severable. Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Note.

        THIS NOTE AND ALL RELATED DOCUMENTATION ARE EXECUTED VOLUNTARILY AND WITHOUT ANY DURESS OR UNDUE INFLUENCE ON THE PART OF OR ON BEHALF OF THE PARTIES HERETO, WITH THE FULL INTENT OF CREATING THE OBLIGATIONS AND SECURITY INTERESTS DESCRIBED HEREIN AND THEREIN. THE PARTIES ACKNOWLEDGE THAT: (A) THEY HAVE READ SUCH DOCUMENTS; (B) THEY HAVE BEEN REPRESENTED IN THE PREPARATION, NEGOTIATION AND EXECUTION OF SUCH DOCUMENTS BY LEGAL COUNSEL OF THEIR OWN CHOICE OR THAT THEY HAVE VOLUNTARILY DECLINED TO SEEK SUCH COUNSEL; (C) THEY UNDERSTAND THE TERMS AND CONSEQUENCES OF THIS NOTE AND ALL RELATED DOCUMENTS AND THE OBLIGATIONS THEY CREATE; AND (D) THEY ARE FULLY AWARE OF THE LEGAL AND BINDING EFFECT OF THIS NOTE AND THE OTHER DOCUMENTS CONTEMPLATED HEREOF.



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        IN WITNESS WHEREOF, the undersigned have executed this Note, intending to be bound personally hereby, as of the day and year first above written.


     ____________________________________
     MARK RUBASH
     BORROWER





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                                    EXHIBIT A

                       OFFER LETTER DATED JANUARY 18, 2000












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                               SECURITY AGREEMENT

     This Security Agreement is made as of January 18, 2000 between Critical Path, Inc., a California corporation ("Pledge"), and Mark Rubash ("Pledgor").

                                    Recitals

     On January 18, 2000, Pledgor delivered a promissory note (the "Note") to Pledgee in connection with Pledgee's loan to Pledgor in the principal amount of $100,000.

     Pursuant to the terms of the Note, Pledgor agrees to grant Pledgee a security interest in shares of Pledgee's Common Stock (the "Shares") issued upon exercise of Pledgor's stock options granted under the option agreement dated January 18, 2000 between Pledger and Pledgee (the "Option Agreement"). The Note is attached hereto as Exhibit A.

     NOW THEREFORE, it is agreed as follows:

     1. Creation and Description of Security Interest. In consideration of the transfer of the Shares to Pledgor under the Option Agreement, Pledgor, pursuant to the California Commercial Code, hereby pledges all of such Shares (herein sometimes referred to as the "Collateral") represented by a certain stock certificate(s) issued upon exercise of Pledgor's stock options granted under the Option Agreement, duly endorsed in blank or with executed stock powers, and herewith delivers said certificate to the Secretary of Pledgee ("Pledgeholder"), who shall hold said certificate subject to the terms and conditions of this Security Agreement.

     The pledged stock (together with an executed blank stock assignment for use in transferring all or a portion of the Shares to Pledgee if, as and when required pursuant to this Security Agreement) shall be held by the Pledgeholder as security for the repayment of the Note, and any extensions or renewals thereof, to be executed by Pledgor pursuant to the terms of the Note, and the Pledgeholder shall not encumber or dispose of such Shares except in accordance with the provisions of this Security Agreement.

     2. Pledgor's Representations and Covenants. To induce Pledgee to enter into this Security Agreement, Pledgor represents and covenants to Pledgee, its successors and assigns, as follows:

          (a) Payment of Indebtedness. Pledgor will pay the principal sum of the Note secured hereby, together with interest thereon, at the time and in the manner provided in the Note.

          (b) Encumbrances. The Shares are free of all other encumbrances, defenses and liens, and Pledgor will not further encumber the Shares without the prior written consent of Pledgee.

          (c) Margin Regulations. In the event that Pledgee's Common Stock is now or later becomes margin-listed by the Federal Reserve Board and Pledgee is classified as a "lender" within the meaning of the regulations under Part 207 of Title 12 of the Code of Federal Regulations

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("Regulation G"), Pledgor agrees to cooperate with Pledgee in making any amendments to the Note or providing any additional collateral as may be necessary to comply with such regulations.

     3. Voting Rights. During the term of this pledge and so long as all payments of principal and interest are made as they become due under the terms of the Note, Pledgor shall have the right to vote all of the Shares pledged hereunder.

     4. Stock Adjustments. In the event that during the term of the pledge any stock dividend reclassification, readjustment or other changes are declared or made in the capital structure of Pledgee, all new, substituted and additional shares or other securities issued by reason of any such change shall be delivered to and held by the Pledgee under the terms of this Security
Agreement in the same manner as the Shares originally pledged hereunder. In the event of substitution of such securities, Pledgor, Pledgee and Pledgeholder shall cooperate and execute such documents as are reasonable so as to provide for the substitution of such Collateral and, upon such substitution, references to "Shares" in this Security Agreement shall include the substituted shares of capital stock of Pledgor as a result thereof.

     5. Options and Rights. In the event that, during the term of this pledge, subscription Options or other rights or options shall be issued in connection with the pledged Shares, such rights, Options and options shall be the property of Pledgor and, if exercised by Pledgor, all new stock or other securities so acquired by Pledgor as it relates to the pledged Shares then held by Pledgeholder shall be immediately delivered to Pledgeholder, to be held under the terms of this Security Agreement in the same manner as the Shares pledged.

     6. Default. In the event of a Maturity Event (as that term is defined in the Note), Pledgee shall be entitled to pursue its remedies under the California Commercial Code.

     7. Release of Collateral. Subject to any applicable contrary rules under Regulation G, there shall be released from this pledge a portion of the pledged Shares held by Pledgeholder hereunder upon payments of the principal of the Notes or upon forgiveness of the Note. The number of the pledged Shares which shall be released shall be that number of full Shares which bears the same proportion to the initial number of Shares pledged hereunder as the payment of principal bears to the initial full principal amount of the Note.

     8. Withdrawal or Substitution of Collateral. Pledgor shall not sell, withdraw, pledge, substitute or otherwise dispose of all or any part of the Collateral without the prior written consent of Pledgee.

     9. Term. The within pledge of Shares shall continue until the payment or forgiveness of all indebtedness secured hereby, at which time the remaining pledged stock shall be promptly delivered to Pledgor, subject to the provisions for prior release of a portion of the Collateral as provided in paragraph 7 above.

     10. Insolvency. Pledgor agrees that if a bankruptcy or insolvency proceeding is instituted by or against it, or if a receiver is appointed for the property of Pledgor, or if Pledgor makes an

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assignment for the benefit of creditors, the entire amount unpaid on the Note shall become immediately due and payable, and Pledgee may proceed as provided in the case of default.

     11. Pledgeholder Liability. In the absence of willful or gross negligence, Pledgeholder shall not be liable to any party for any of his acts, or omissions to act, as Pledgeholder.

     12. Invalidity of Particular Provisions. Pledgor and Pledgee agree that the enforceability or invalidity of any provision or provisions of this Security Agreement shall not render any other provision or provisions herein contained unenforceable or invalid.

     13. Successors or Assigns. Pledgor and Pledgee agree that all of the terms of this Security Agreement shall be binding on their respective successors and assigns, and that the term "Pledgor" and the term "Pledgee" as used herein shall be deemed to include, for all purposes, the respective designees, successors, assigns, heirs, executors and administrators.

     14. Governing Law. This Security Agreement shall be interpreted and governed under the internal substantive laws, but not the choice of law rules, of the State of California.

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        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


        "PLEDGOR"
                                               --------------------------------
                                               Signature


                                               --------------------------------
                                               Print Name

                                Address:
                                               --------------------------------


                                               --------------------------------

        "PLEDGEE"                              Critical Path, Inc.,
                                               a California corporation


                                               --------------------------------
                                               Signature


                                               --------------------------------
                                               Print Name


                                               --------------------------------
                                               Title

        "PLEDGEHOLDER"
                                               --------------------------------
                                               Secretary of Critical Path, Inc.





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